ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Money Market Fund

PROSPECTUS DATED APRIL 27, 2015

Allianz Investment Management LLC (the “Manager”)

Shares of the Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies (each a “Contract” and collectively the “Contracts”) they issue. The insurance companies invest in shares of the Fund in accordance with instructions received from owners of the applicable Contracts.

This Prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Fund.

Questions?

Call toll free at 1-800-624-0197 or contact your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please refer to your Contract prospectus for information regarding the investment options available to you.

AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

TABLE OF CONTENTS

AZL® Money Market Fund	3
Tax Information	7
Financial Intermediary Compensation	7
More about the Fund	8
Overview	8
Investment Risks	9
Fund Management	13
The Manager	13
The Subadviser of the Fund	13
More Information About Fund Management	13
Duties of the Manager and Subadvisers	13
Payments to Affiliated Insurance Companies	14
Management Fees	14
Legal Proceedings	15
The Administrator	15
The Distributor	15
The Custodian	15
Disclosure of Portfolio Holdings	15
The Commodity Exchange Act	16
Shareholder Information	17
Pricing of Fund Shares	17
Purchase and Redemption of Shares	17
Market Timing	17
Distribution (12b-1) Fees	18
Dividends, Distributions, and Taxes	18
Financial Highlights	20

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

Fund Summary AZL® Money Market Fund

AZL® Money Market Fund

Investment Objective

The Fund seeks current income consistent with stability of principal.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

In pursuit of its goal, the Fund invests in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the Fund may invest in:

1)
U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)
High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)	Unrated notes, paper and other instruments that are determined by the subadviser to be of comparable quality to the instruments described above.

4)	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)	Repurchase agreements relating to the above instruments.

8)	Funding agreements, issued by highly rated U.S. Insurance Companies.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

Fund Summary AZL® Money Market Fund

9)	State and local debt issues.

10)	Municipal securities guaranteed by the U.S. government.

The Fund will invest at least 97% of its total assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating.

The Fund seeks to maintain a net asset value of $1.00 per share.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Fund may become extremely low and possibly negative.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Asset-Backed Securities Risk  Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held trust.  Asset-backed securities are subject to credit, interest rate, prepayment and extension risks.  These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
U.S. Government Obligations Risk  Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United states.

•
Money Market fund Regulatory Risk  In July 2014, the SEC adopted amendments to money market fund regulations, which will change significantly the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

Fund Summary AZL® Money Market Fund

may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2007)	1.20%
Lowest (Q4, 2014)	0.00%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Money Market Fund	0.01%	0.00%	1.43%
Three-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.03%	0.08%	1.43%

The seven-day yield for the period ended December 31, 2014 was 0.01%. For the Fund’s current 7-day yield, telephone 800-624-0197 toll-free.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

Fund Summary AZL® Money Market Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Advisors, LLC serves as the subadviser to the Fund.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 7 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

Fund Summary Tax Information and Financial Intermediary Compensation

TAX INFORMATION

Shares of the Fund are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”).  Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract.  You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Fund are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Fund and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

More About the Fund Overview

MORE ABOUT THE FUND

Overview

The Allianz Variable Insurance Products Trust (the “VIP Trust”) consists of 36 separate investment portfolios (together, the “Funds,” “VIP Funds” or “Allianz VIP Funds,” and each individually, a “Fund,” “VIP Fund,” or “Allianz VIP Fund”). Each Fund is a diversified open-end fund and a series of the VIP Trust. Within the scope of an investment program approved by the Board of Trustees to the VIP Funds (the “Board,” the “Trustees” or the “Board of Trustees”), the Funds are managed by Allianz Investment Management LLC (the “Manager”), which in turn has retained certain asset management firms (the “subadvisers”) to make investment decisions on behalf of the Funds. The Manager selected each subadviser based on the subadvisers’ experience with the investment strategy for which it was selected. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.

This prospectus is designed to help you make informed decisions about certain investment options available under your Contract. You will find details about how your Contract works in the related Contract prospectus.

This prospectus summarizes key information about the AZL Money Market Fund (the “Fund”), including information regarding the investment objectives, strategies and risks and performance and fees for the Fund. “You” and “your” refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invests in the Fund indirectly through the Contracts.

The Fund has the flexibility to make portfolio investments and engage in investment techniques that differ from the strategies discussed in this prospectus.

Unless otherwise indicated, any percentage limitation on a Fund’s holdings set forth in the summaries above is applied only when that particular type of security is purchased. In the case of illiquid securities, if the limitation is exceeded, the Funds will take appropriate steps to bring the aggregate amount of illiquid securities below the limit as soon as practicable.

Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.

The investment objective of the AZL Money Market Fund may only be changed by shareholder approval.

The subadviser of the Fund is BlackRock Advisors, LLC.

Fund Operating Expense Limitation Agreements

The Manager and the Fund have entered into a written agreement, through April 30, 2016, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.87%. After April 30, 2016, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Investment Risks

The following provides additional information regarding the principal risks of investing in the Fund:

Asset-Backed Securities Risk
Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust.  Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.  The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets.  These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.  Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities.  In addition, certain asset-backed securities are based on loans that are unsecurued, which means that there is no collateral to seize if the underlying borrower defaults.

Call Risk
If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

Credit Risk
Although credit risk is low because the Fund invests only in high quality obligations, if an issuer fails to pay interest or repay principal, the value of the Fund’s assets could decline.

Extension Risk
When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.

Foreign Risk
The Fund may invest in obligations of foreign banks and other foreign issuers that involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Income Risk
Income risk is the chance that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term bonds.

Industry Sector Risk
Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Interest Rate Risk
This is the risk that changes in nominal interest rates, which consist of a real interest rate and the expected rate of inflation, will affect the value of the Fund’s investments in income-producing or debt securities. Although the value of money market investments is less sensitive to interest rate risk than longer-term securities, increases in nominal interest rates may cause the value of the Fund’s investments to decline. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Liquidity Risk
The Fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer's common stock but ranks junior to an issuer's debt securities. Preferred stock dividends are payable only if declared by the issuer's board, and preferred stock also may be subject to optional or mandatory redemption provisions.

Money Market Fund Regulatory Risk
In July 2014, the SEC adopted amendments to money market fund regulations, which will change significantly the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value. “Government” money market funds will be exempt from these floating net asset value and redemption fee/suspension requirements. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes likely will affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Repurchase Agreements and Purchase and Sale Contracts Risks
If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

Selection Risk
The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund’s assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

U.S. Government Obligations Risks
Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Transfer Supported Features of Certain Annuity Contracts

The Fund may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Fund, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Fund, that is affected by transfers under the Transfer Supported Features.

Cyber Security Risk

Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund, and the Fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example,

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value. The Fund’s Subdviser, affiliates and principal service providers have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Subadviser, affiliates, or other service providers, will succeed, either entirely or partially, among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund’s Subadviser, affiliates and affiliates and principal service providers, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

FUND MANAGEMENT

FUND MANAGEMENT

The Manager

Allianz Investment Management LLC serves as the Manager for the Fund pursuant to the terms of an investment management agreement. The Manager has signed a subadvisory agreement (“Subadvisory Agreement”) with the subadviser for portfolio management functions for the Fund. The subadviser manages the portfolio securities of the Fund and provides additional services including research, selection of brokers and similar services. The Manager compensates the subadviser for its services as provided in the Subadvisory Agreement. A discussion of the Board of Trustees’ basis for approving the Fund’s Investment Management Agreement with the Manager and the Subadvisory Agreement with the subadviser is available in the Fund’s Annual Reports for the year ended December 31, 2014.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager’s other clients are the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and various affiliated entities. As of December 31, 2014, the Manager had aggregate assets under management of $29.07 billion. The Manager monitors and reviews the activities of each of the subadvisers.

Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust.  Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998.  Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010.  Mr. Muench is also a vice president of Allianz Life.

The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

The Subadviser of the Fund

BlackRock Advisors, LLC ("BlackRock Advisors") was organized in 1994 to perform advisory services for investment companies.  BlackRock Advisors, which and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Fund’s investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock Advisors, served as the Fund’s investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock and its affiliates had approximately $4.32 trillion in assets under management as of December 31, 2014.  BlackRock is an affiliate of The PNC Financial Services Group, Inc.

More Information About Fund Management

The Manager is a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2014, Allianz SE had third-party assets under management of $2.19 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.

The SAI has more detailed information about the Manager, the subadviser and other service providers. The SAI also provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Duties of the Manager and Subadvisers

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the Fund and the subadviser and advises on the Fund’s investment policies. The subadviser determines which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of various investment management organizations, including the subadviser, and generally oversees the services provided to the Fund by its administrator, custodian and other service providers. Further information about the subadviser is included in the SAI.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

FUND MANAGEMENT

The Manager is paid a fee as set forth under “Fees” below, by the Fund for its services, which includes any fee paid to the subadviser.

The Fund and the Manager, under an order received from the Securities and Exchange Commission (“SEC”) on September 17, 2002, may enter into and materially amend agreements with the subadviser without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. Because the Fund is relying on the order, the Manager may:

•	hire one or more subadvisers;

•	change subadviser; and

•	reallocate management fees between itself and subadviser.

The Manager continues to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the subadviser and recommend their hiring, termination and replacement.

Payments to Affiliated Insurance Companies

Currently, the Fund is available as an underlying investment option of Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Fund, these Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Fund, as a result of including the Fund in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.

Other Administrative Services

The Affiliated Insurance Companies provide administrative and other services to Contract owners on behalf of the funds, including the Fund and the Nonproprietary Funds, that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

Management Fees

The Fund pays the Manager a fee for advisory services (including subadvisory fees) during 2014 at the annual rate shown on the following table, before and after fee waivers:

	Percentage of Average Net Assets for the Period Ended 12/31/14 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/14 After Fee Waivers/Recoupments
AZL Money Market Fund	0.35%	N/A

AZL Money Market Fund

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

(1) the repayments will not cause the Fund’s net investment income to fall below 0.00%;

(2) the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and

(3) any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such payments could negatively affect the Fund’s future yield.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

FUND MANAGEMENT

Legal Proceedings

The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Fund, the Manager or the principal underwriter is a party. However, some of the subadvisers currently are the subject of investigations or proceedings which relate to their management of other mutual funds. Brief descriptions thereof are set forth below. Terms that are defined in the following legal proceedings apply only to the sections in which they appear. Such proceedings would be material only to the extent that they are likely to have a material adverse effect on the ability of the subadviser to perform its agreement with the Manager.

BlackRock Advisors, LLC

On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

The Administrator

Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ administrator, and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

The Distributor

Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Fund’s distributor. ALFS is affiliated with the Manager.

Other Distribution Services

The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Fund. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

The Custodian

The Bank of New York Mellon (“BNY Mellon”), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for the Fund.

The SAI provides additional information about the services provided to the Fund.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is included in the SAI.

The Commodity Exchange Act

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association on behalf of the Fund, neither

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

FUND MANAGEMENT

the Trust nor the Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are excluded from registration or regulation as such under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules; a Fund seeking to claim the exclusion after the effectiveness of the amended rules will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. The Fund currently expects to qualify for the exclusion. If the Fund were no longer able to claim the exclusion, the Manager would be required to register as a “commodity pool operator,” and the Fund and the Manager would be subject to regulation under the CEA. The Fund is not a vehicle for trading in the commodity futures, commodity options, or swaps markets.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Fund’s NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. The Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

Purchase and Redemption of Shares

Investors may not purchase or redeem shares of the Fund directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as investment options for your contract or policy and how to redeem monies from the Fund.

Orders for the purchase and redemption of shares of the Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Fund within 7 days after the request is received.

The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Fund does not assess any fees when they sell or redeem their shares.

The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.

The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

The Fund currently does not foresee any disadvantages to investors if the Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Market Timing

The Board of Trustees has adopted a policy that the Fund will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

SHAREHOLDER INFORMATION

sometimes referred to as “time-zone arbitrage.” The Fund may invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.

Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that the Fund has significant holdings in foreign securities (including emerging markets securities), small cap stocks, or high yield bonds, or any combination thereof, the risks of market timing may be greater for this Fund than for other funds. The Fund is offered only through variable annuity contracts and life insurance policies, and shares of the Fund are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.

As required by SEC rules, the Fund has entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Fund or its agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities either at the omnibus or individual account level, the Fund may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Fund.

Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

Distribution (12b-1) Fees

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. Distribution fees (“12b-1 fees”) under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Fund’s shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund pays an annual 12b-1 fee in the maximum amount of 0.25% of their average daily net assets.

Dividends, Distributions, and Taxes

Any income the Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends on the Fund are usually paid monthly. Capital gains for the Fund are distributed at least annually.

All dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund at the net asset value of such shares on the payment date.

The Fund is treated as a separate corporate entity for tax purposes. The Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

SHAREHOLDER INFORMATION

variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.

Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represents returns that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report are available without charge upon written request from the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.

AZL Money Market Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	—	—	—	—	—(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—(a)	—(a)	—(a)	—(a)	—(a)

Total from Investment Activities	—(a)	—(a)	—(a)	—(a)	—(a)

Dividends to Shareholders From:
Net Investment Income	—	—	—	—	—(a)
Net Realized Gains	—(a)	—(a)	—(a)	—(a)	—(a)

Total Dividends	—(a)	—(a)	—(a)	—(a)	—(a)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	0.01%	—	—	—	—
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$700,335	$806,642	$872,062	$865,626	$861,070
Net Investment Income/(Loss)	—	—	—	—	—
Expenses Before Reductions(c)	0.65%	0.65%	0.66%	0.66%	0.70%
Expenses Net of Reductions(d)	0.20%	0.22%	0.29%	0.28%	0.33%
(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Shareholder Reports):

The Fund’s annual and semi-annual report to shareholders contain additional information about the Fund’s investments.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Shareholder Inquiries:

Shareholders in the Fund may make inquiries to the Fund by contacting the Fund at the address or the toll-free number set forth in the table below.

Your request for free documents may be made in the following ways:
Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Fund.	Contact the Fund at: 3435 Stelzer Road, Columbus, Ohio 43219 (toll-free) 1-800-624-0197	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments (for the SAI) www.allianzlife.com/shareholderreports (for the shareholder reports)
Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can review information about the Fund (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:

In Person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By Mail:

Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549-0102

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:
publicinfo@sec.gov.
The SEC charges a fee to copy any documents.
Investment Company Act file no. 811-09491

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015